Exhibit 99.1
-MORE-
Contacts:
Dolph

Baker,

Chairman

and

CEO
Max

P.

Bowman,

Vice

President

and

CFO
(601)

948-6813
Cal-Maine Foods reports record fiscal fourth

quarter
and fiscal year 2022 results; announces quarterly cash

dividend
●
Record

fourth

quarter

net

income

of

$110.0

million,

or

$2.25

per

diluted

common

share
●
Fourth

quarter

net

sales

of

$593.0

million,

up

69.5%

year-over-year
●
Fiscal

year

2022

net

income

of

$132.7

million,

or

$2.72

per

diluted

share,

versus

net

income

of
$2.1

million

in

fiscal

2021
●
Fiscal

2022

net

year

sales

increased

to

nearly

$1.8

billion,

up

31.7%

versus

fiscal

2021
●
Announces

fourth

quarter

fiscal

2022

cash

dividend

of

$0.75

per

share
●
Approved

$55.3

million

capital

project

subsequent

to

the

quarter

end

to

convert

existing

layer
capacity

to

cage-free

capacity

for

approximately

1.5

million

cage-free

hens
RIDGELAND,

Miss.

(July

19,

2022)

-

Cal-Maine

Foods,

Inc.

(NASDAQ:

CALM,

or

the

“Company”),

the
largest

producer

and

distributor

of

fresh

shell

eggs

in

the

United

States,

today

reported

results

for

fourth
quarter

fiscal

2022

(thirteen

weeks)

and

fiscal

year

2022

ended

May

28,

2022.
Dolph

Baker,

chairman

and

chief

executive

officer

of

Cal-Maine

Foods,

commented,

“Our

fourth
quarter

marked

a

strong

finish

to

fiscal

2022

for

Cal-Maine

Foods.

Record

quarterly

revenue

performance
was

driven

by

significantly

higher

average

selling

prices

and

record

quarterly

specialty

shell

egg

sales,
supported

by

solid

demand

compared

with

the

prior-year

quarter.
“We

continue

to

perform

at

the

top

of

our

industry

as

an

efficient

operator,

despite

inflationary
market

conditions

in

North

America

and

economic

uncertainties

globally.

We

have

built

an

exceptional
management

team

that

drives

our

commitment

to

be

the

most

reliable

producer

and

distributor

of

fresh
shell

eggs

and

egg

products

in

the

United

States.

Our

operating

model

is

proven

and

offers

a

favorable
product

mix

that

meets

the

needs

of

our

valued

customers.

Notably,

we

have

maintained

a

strong
financial

position

to

support

our

continued

growth,

and

we

will

look

for

additional

opportunities

to
extend

our

market

reach

in

fiscal

2023,”

concluded

Baker.
Max

Bowman,

chief

financial

officer

of

Cal-Maine

Foods,

commented,

“We

achieved

record
quarterly

specialty

egg

sales

in

the

fourth

quarter,

totaling

$186.5

million,

or

32.9%

of

total

shell

egg
revenue.

Specialty

egg

dozens

represented

34.0%

of

total

dozens

sold

in

the

quarter

compared

with

27.4%
in

the

prior-year

period.

The

specialty

egg

net

average

selling

price

per

dozen

increased

to

$2.015
compared

with

$1.874

per

dozen

in

fourth

quarter

2021.

The

conventional

egg

net

average

selling

price
per

dozen

increased

to

$2.098

compared

with

$1.109

per

dozen

in

fourth

quarter

2021.

Our

fourth
quarter

net

average

selling

price

for

shell

eggs

improved

to

$2.069

per

dozen,

up

57.0%,

compared

with
$1.318

per

dozen

in

the

prior

year.

Egg

prices

in

fourth

quarter

2022

increased,

primarily

driven

by
decreased

supply

caused

by

the

recent

highly

pathogenic

avian

influenza

(“HPAI”)

outbreak,

and
supportive

consumer

demand.

Overall,

we

are

pleased

with

the

improved

supply

and

demand

balance
compared

to

prior

periods

and

with

the

solid

demand

tailwind

that

drove

strong

top-

and

bottom-line
fourth

quarter

results.”

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2022 Results

July 19,

2022
-MORE-
Sales Performance & Operational Highlights
Net

sales

in

fourth

quarter

2022

increased

69.5%

to

$593.0

million,

compared

with

$349.8

million

in

fourth

quarter

2021.

The

Company

reported

net

income

of

$110.0

million,

or

$2.26

per

basic

and

$2.25

per

diluted

common

share,

in

fourth

quarter

2022

compared

with

a

net

loss

of
$4.2

million,

or

$0.09

per

basic

and

diluted

common

share,

in

fourth

quarter

2021.

In

fourth

quarter

2022,

total

dozens

sold

increased

6.3%

to

272.0

million

versus

255.9

million

in
the

prior-year

quarter,

supported

by

higher

demand

for

specialty

eggs.

Conventional

egg

volumes
decreased

3.5%

compared

with

fourth

quarter

2021,

while

specialty

egg

volumes

increased

by

32.2%.
Fourth

quarter

2022

volume

increases

were

driven

by

a

4.7%

increase

to

the

retail

channel

and

a

19.4%
increase

to

the

food

service

channel

versus

the

prior-year

period.
In

fiscal

2022,

the

Company

reported

net

sales

of

$1,777.2

million

compared

with

$1,349.0

million
in

fiscal

2021.

The

Company

generated

net

income

of

$132.7

million,

or

$2.73

per

basic

and

$2.72

per
diluted

common

share

in

fiscal

2022

compared

with

net

income

of

$2.1

million,

or

$0.04

per

basic

and
diluted

common

share,

in

fiscal

2021.

Driven

by

recent

strength

in

pricing,

the

Company

achieved

a

gross
margin

of

19.0%

compared

with

11.9%

in

fiscal

2021.
Fiscal

year

2022

results

reflect

stable

demand

and

an

improved

shell

egg

net

average

selling

price,
up

29.7%,

to

$1.579

per

dozen.

Total

dozens

sold

in

fiscal

2022

were

1,083.8

million

compared

with
1,073.2

million

dozens

sold

in

fiscal

2021.

During

fiscal

2022,

conventional

egg

volumes

decreased

4.8%
versus

fiscal

2021,

while

specialty

egg

volumes

were

up

16.7%

compared

with

the

prior

year.

Cal-Maine

Foods

outpaced

wider

industry

results

as

the

Company’s

sales

to

the

retail

channel

decreased
approximately

0.8%

compared

with

industry

retail

shell

egg

volume

declines

of

approximately

6.5%
1
.

13 Weeks Ended 52 Weeks Ended
May 28, 2022 May 29, 2021 May 28, 2022 May 29, 2021
Dozen Eggs Sold (000) 271,968 255,851 1,083,789 1,073,211
Dozen Eggs Produced (000) 264,650 239,632 1,022,327 970,837
% Specialty Sales (dozen) 34.0% 27.4% 31.0% 26.8%
% Specialty Sales (dollars) 32.9% 38.7% 37.8% 41.1%
Net Average Selling Price (per dozen) $ 2.069 $ 1.318 $ 1.579 $ 1.217
Net Average Selling Price Conventional Eggs (per
dozen) $ 2.098 $ 1.109 $ 1.420 $ 0.976
Net Average Selling Price Specialty Eggs (per dozen) $ 2.015 $ 1.874 $ 1.932 $ 1.876
Feed Cost (per dozen) $ 0.641 $ 0.517 $ 0.571 $ 0.446
In

fourth

quarter

2022,

the

Company

reported

operating

income

of

$145.7

million

compared

with
an

operating

loss

of

$13.0

million

in

the

prior-year

quarter.

The

results

reflect

higher

sales

and

efficient
input

management,

despite

the

current

inflationary

environment.

Feed

costs

per

dozen

were

$0.641

in
fourth

quarter

2022,

a

24.0%

increase

versus

the

prior-year

period.

Overall,

farm

production

costs

per
dozen

in

fourth

quarter

fiscal

2022

increased

17.7%

compared

with

fourth

quarter

fiscal

2021,

primarily
tied

to

higher

feed

costs.

Supplies

of

corn

and

soybean

remained

tight

relative

to

demand

in

fourth

quarter
2022

as

evidenced

by

the

near-record-low

stock-to-use

ratio

for

corn,

as

well

as

weather-related

shortfalls
in

production

and

yields,

ongoing

disruptions

related

to

the

COVID-19

global

pandemic

and

the

Russia-Ukraine

war

and

its

impact

on

the

export

markets.

For

fiscal

2023,

we

expect

continued

corn

and
soybean

pricing

pressures

and

further

market

volatility

to

affect

feed

costs.

The

Company

also
1
Information

Resources,

Inc.

U.S.

Multi-Outlet

Retail

reporting

for

conventional

(commodity

white)

and

specialty

shell

egg

sales

for

the

52-
week

period

ended

June

5,

2022.

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2022 Results

July 19,

2022
-MORE-
experienced

higher

labor

expense

tied

to

wage

increases

in

response

to

the

tight

labor

market,

in

addition
to

increased

delivery

costs

that

are

tied

to

escalating

fuel

prices.
Product Mix & Cage-Free Eggs
Cal-Maine

Foods

continues

to

offer

a

differentiated

product

mix

to

meet

the

needs

of

our
customers.

The

Company

maintains

its

specialty

egg

business

focus

as

a

key

driver

of

growth.

In

line

with
expanding

consumer

demand

and

state

requirements

for

cage-free

eggs,

the

Company

has

continued

to
make

significant

investments

in

production

capacity

to

position

Cal-Maine

Foods

as

an

industry

leader
to

supply

the

growing

demand

for

specialty

egg

offerings,

including

cage-free

eggs.

Cage-free

egg

sales
comprised

20.3%

of

total

net

shell

egg

sales

in

fourth

quarter

2022

and

represented

22.1%

of

total

net
shell

egg

sales

in

fiscal

2022.
Subsequent

to

the

end

of

fourth

quarter

2022,

the

Company’s

Board

of

Directors

approved

a
capital

project

to

expand

the

Company’s

cage-free

production

capabilities.

The

proposed

project

at

Chase,
Kansas,

will

convert

existing

conventional

layer

capacity

to

cage-free

capacity

for

approximately

1.5
million

cage-free

hens

and

include

remodels

of

all

remaining

pullet

facilities.

Work

is

expected

to
commence

immediately

with

project

completion

expected

by

year-end

2025.

The

Company

plans

to

fund
the

proposed

project

for

an

estimated

$55.3

million

through

a

combination

of

available

cash

on

hand

as
well

as

operating

cash

flow.

The

investment

will

augment

the

Company’s

strategy

to

expand

cage-free
capabilities

to

better

serve

the

growing

demand

for

this

specialty

product.

Including

this

project,

since
2008,

Cal-Maine

Foods

has

allocated

approximately

$681.1

million

for

facilities,

equipment

and

related
operations

to

expand

cage-free

production

and

distribution

capabilities.

This

includes

approximately
$165.1

million

allocated

to

projects

scheduled

for

completion

through

fiscal

2025.

Table

Egg Supply Outlook
Layer

hen

numbers

reported

by

the

USDA

as

of

June

1,

2022,

were

297.5

million,

which

represents
a

decrease

of

5.8%

compared

with

the

layer

hen

inventory

a

year

ago.

The

USDA

also

reported

that

the
hatch

from

January

2022

through

May

2022

decreased

5.5%

as

compared

with

the

prior-year

period,

and
as

of

June

1,

2022,

eggs

in

incubators

were

down

4.3%

year-over-year.

The

Company

continues

to

monitor

the

latest

outbreak

of

HPAI

that

was

first

reported

in
commercial

flocks

in

the

U.S.

in

February

2022.

As

of

July

18,

2022,

the

U.S.

Department

of

Agriculture’s
Animal

and

Plant

Health

Inspection

Service,

(“APHIS”),

reported

that

approximately

30.7

million
commercial

table

egg

layer

hens,

or

about

9.5%

of

the

table

egg

layer

flock

based

on

February

2022
reported

layer

numbers,

have

been

depopulated

given

the

impacts

of

HPAI.

Affected

pullets

comprise
approximately

1.0

million,

or

about

0.8%

of

the

pullet

inventory.

While

there

have

been

no

reported
occurrences

of

HPAI

in

domestic

commercial

flocks

since

early

June

2022,

outbreaks

may

recur,

and
supply

is

expected

to

be

lower

until

the

flocks

are

repopulated.

According

to

the

U.S.

Centers

for

Disease
Control

and

Prevention,

the

HPAI

detections

do

not

present

an

immediate

public

health

concern.

There
have

been

no

positive

tests

for

HPAI

at

any

of

Cal-Maine

Foods’

owned

or

contracted

production

facilities
to

date.

Cal-Maine

Foods

has

robust

biosecurity

programs

in

place

across

its

locations

in

accordance

with
APHIS

guidelines,

and

leadership

remain

diligent

in

its

efforts

to

mitigate

the

risk

of

future

outbreaks
and

effectively

manage

our

response,

if

needed.
Dividend Payment
For

fourth

quarter

2022,

Cal-Maine

Foods

will

pay

a

cash

dividend

of

approximately

$o.75

cents
per

share

to

holders

of

its

common

and

Class

A

common

stock.

Pursuant

to

Cal-Maine

Foods’

variable
dividend

policy,

for

each

quarter

in

which

the

Company

reports

net

income,

the

Company

pays

a

cash
dividend

to

shareholders

in

an

amount

equal

to

one-third

of

such

quarterly

income.

Following

a

quarter
for

which

the

Company

does

not

report

net

income,

the

Company

will

not

pay

a

dividend

with

respect

to

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2022 Results

July 19,

2022
-MORE-
that

quarter

or

for

a

subsequent

profitable

quarter

until

the

Company

is

profitable

on

a

cumulative

basis
computed

from

the

date

of

the

most

recent

quarter

for

which

a

dividend

was

paid.

The

amount

paid

per
share

will

vary

based

on

the

number

of

outstanding

shares

on

the

record

date.

The

dividend

is

payable

on
August

16,

2022,

to

holders

of

record

on

August

1,

2022.
About us and forward-looking statements
Cal-Maine Foods, Inc.

is primarily

engaged in the

production, grading,

packing, marketing

and
distribution of fresh

shell eggs, including conventional,

cage-free, organic, brown,

free-range, pasture-
raised

and

nutritionally

enhanced

eggs.

The

Company,

which

is

headquartered

in

Ridgeland, Mississippi, is

the largest

producer and distributor

of fresh

shell eggs

in the United

States
and sells the

majority of its

shell eggs in

states across the

southwestern, southeastern,

mid-western and
mid-Atlantic regions of the United States.

Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements

as

that

term

is

defined

in

the

Private

Securities

Litigation

Reform

Act

of

1995.

The

forward-looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,
estimates

and

projections

regarding

our

company

and

our

industry.

These

statements

are

not
guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult

to predict

and may

be beyond

our control.

The factors

that could

cause actual

results to
differ materially from those projected

in the forward-looking statements include, among

others, (i) the
risk

factors

set

forth

in

the

Company’s

SEC

filings

(including

its

Annual

Reports

on

Form

10-K,
Quarterly Reports on

Form 10-Q

and Current Reports

on Form 8-K),

(ii) the risks

and hazards inherent
in the

shell egg

business (including

disease, pests,

weather conditions

and potential

for recall),

including
but not limited

to the most

recent outbreak of

highly pathogenic avian

influenza affecting poultry

in the
U.S., Canada and

other countries that

was first detected

in commercial flocks

in the U.S.

in February
2022, (iii) changes in the demand

for and market prices of shell eggs

and feed costs, (iv) our ability

to
predict and meet demand for cage-free and other specialty

eggs, (v) risks, changes or obligations that
could result

from our

future acquisition

of new

flocks or businesses

and risks

or changes

that may

cause
conditions to completing a pending

acquisition not to be met, (vi) risks

relating to the evolving COVID-
19

pandemic,

including without

limitation

increased

costs,

rising

inflation and

interest

rates,

which
generally have been exacerbated

by Russia’s invasion of

Ukraine starting in

February 2022, (vii)

our
ability

to

retain

existing

customers,

acquire

new

customers

and

grow

our

product

mix

and

(viii)
adverse

results

in

pending

litigation

matters.

SEC

filings

may

be

obtained

from

the

SEC

or

the
Company’s website ,

www.calmainefoods.com. Readers

are cautioned

not to

place undue

reliance on
forward-looking statements because, while we

believe the assumptions on

which the forward-looking
statements are based are reasonable,

there can be no

assurance that these forward-looking

statements
will prove to be accurate.

Further, the forward-looking statements

included herein are

only made as of
the respective dates thereof, or

if no date

is stated, as

of the date hereof.

Except as otherwise required
by

law,

we

disclaim

any

intent

or

obligation

to

publicly

update

these

forward-looking

statements,
whether as a result of new information, future events or otherwise.

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2022 Results

July 19,

2022
-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In

thousands,

except

per

share

amounts)
SUMMARY STATEMENTS OF OPERATIONS
13 Weeks Ended 52 Weeks Ended
May 28, 2022 May 29, 2021 May 28, 2022 May 29, 2021
Net sales $ 592,964 $ 349,798 $ 1,777,159 $ 1,348,987
Cost of sales 397,879 311,869 1,440,100 1,188,326
Gross profit 195,085 37,929 337,059 160,661
Selling, general and administrative 51,640 48,449 198,631 183,943
(Gain) loss on disposal of fixed assets (2,254) 2,506 (5,109) 2,982
Operating income (loss) 145,699 (13,026) 143,537 (26,264)
Other income, net 664 853 22,478 16,315
Income (loss) before income taxes 146,363 (12,173) 166,015 (9,949)
Income tax expense (benefit) 36,495 (7,929) 33,574 (12,009)
Net income (loss) 109,868 (4,244) 132,441 2,060
Less: Loss attributable to noncontrolling interest (118) — (209) —
Net income (loss) attributable to Cal-Maine Foods, Inc. $ 109,986 $ (4,244) $ 132,650 $ 2,060
Net income (loss) per common share:
Basic $ 2.26 $ (0.09) $ 2.73 $ 0.04
Diluted $ 2.25 $ (0.09) $ 2.72 $ 0.04
Weighted average shares outstanding:
Basic 48,622 48,501 48,581 48,522
Diluted 48,791 48,608 48,734 48,656

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2022 Results

July 19,

2022
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
May 28, 2022 May 29, 2021
ASSETS
Cash and short-term investments $ 174,513 $ 169,510
Receivables, net 219,404 126,639
Inventories, net 263,316 218,375
Prepaid expenses and other current assets 4,286 5,407
Current assets 661,519 519,931
Property, plant and equipment, net 677,796 589,417
Other noncurrent assets 88,174 119,826
Total assets $ 1,427,489 $ 1,229,174
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 148,018 $ 90,097
Dividends payable 36,656 -
Current liabilities 184,674 90,097
Deferred income taxes and other liabilities 138,470 126,296
Stockholders' equity 1,104,345 1,012,781
Total liabilities and stockholders' equity $ 1,427,489 $ 1,229,174